Virtus Equity Trust - Q1


77Q1(d) - Amended and Restated Plan Pursuant to Rule 18f-3 under the Investment Company Act, filed via EDGAR with Registration statement for open-end investment company (business combinations (file no. 091254052) on December 22, 2009 and incorporated herein by reference.

77Q1(e) - Sixth Amendment to Amended & Restated Investment
Advisory Agreement between Trust & Virtus Investment Advisers,
Inc., filed via EDGAR with Registration statement for open-end investment company (business combinations (file no. 10705157) on March 25, 2010 and incorporated herein by reference.

77Q1(e) - First Amendment to Subadvisory Agreement dated June 8, 2009 between Virtus Investment Advisers, Inc. and SCM Advisors, LLC, filed via EDGAR with Registration statement for open-end investment company (business combinations (file no. 10705157) on March 25, 2010 and incorporated herein by reference.

77Q1(e) - First Amendment to Subadvisory Agreement dated March 10, 2008 between Virtus Investment Advisers, Inc. and SCM Advisors, LLC, filed via EDGAR with Registration statement for open-end investment company (business combinations (file no. 10705157) on March 25, 2010 and incorporated herein by reference.

77Q1(e) - Third Amendment to Subadvisory Agreement between Virtus
Investment Advisers, Inc. and Kayne Anderson Rudnick Investment
Management, LLC, filed via EDGAR with Registration statement for open-end investment company (business combinations
(file no. 10705157) on March 25, 2010 and incorporated herein by reference.

77Q1(e) - First Amendment to Subadvisory Agreement between Virtus
Investment Advisers, Inc. and Engemann Asset Management, filed via EDGAR with Registration statement for open-end investment company (business combinations (file no. 10705157) on March 25, 2010 and incorporated herein by reference.

77Q1(e) - Second Amendment to Subadvisory Agreement between Virtus Investment Advisers, Inc. and Sasco Capital, Inc., filed via 3EDGAR with Registration statement for open-end investment company
(business combinations (file no. 10705157) on March 25, 2010 and incorporated herein by reference.